UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 4)
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Filed by a Party other than the Registrant ☐

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The Exploration Comapny of Delaware, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE EXPLORATION COMPANY OF DELAWARE, INC.
500 North Loop 1604 East, Suite 250
San Antonio, Texas 78232

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 13, 2005

TO OUR SHAREHOLDERS:

          The Annual Meeting of Shareholders of The Exploration Company of Delaware, Inc. (the "Company"), will be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas on Friday, May 13, 2005, at 10:00 A.M. San Antonio time, for the following purposes:

1.	To elect two Class A directors to serve for three-year terms expiring in 2008;

2.	To approve the adoption of the Company's 2005 Stock Incentive Plan;

3.

To ratify the appointment of Akin, Doherty, Klein & Feuge, P.C., certified public accountants, as independent auditors of the Company and its subsidiaries for the calendar year ending December 31, 2005; and

4.	To transact any other business as properly may come before the meeting or any adjournment thereof.

          Only shareholders of record at the close of business on April 1, 2005 (the Record Date) are entitled to notice of and to vote at the meeting or any adjournment thereof. We hope you will be represented at the meeting whether or not you expect to be present in person. This year you again have three options in submitting your vote prior to the meeting date:

1.	Over the Internet, at the address shown on your proxy card. If you have access to the Internet, we encourage you to vote in this manner.

2.	By telephone through the Toll-Free number shown on your proxy card.

3.	By signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible.

          If you hold your shares in the name of a bank or broker, the availability of telephone and Internet voting depends on their voting processes. Please follow the directions on your proxy card carefully. Your vote is important, and the Board of Directors of the Company appreciates your cooperation in promptly returning proxies.

          With this mailing, we are also offering you the option to receive future proxy materials via the Internet. You can sign up by following the simple instructions contained on the proxy card in this mailing. Receiving future Annual Reports and Proxy Statements through the Internet will be simpler for you, will save your Company printing and mailing expenses and is friendlier to the environment. We hope you will take advantage of this option.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Roberto R. Thomae

Corporate Secretary and Vice President - Capital Markets

April 15, 2005

THE EXPLORATION COMPANY OF DELAWARE, INC.
500 North Loop 1604 East, Suite 250
San Antonio, Texas 78232

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 13, 2005

SOLICITATION AND REVOCABILITY OF PROXIES

          The enclosed proxy is solicited on behalf of the Board of Directors of The Exploration Company of Delaware, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") on May 13, 2005, at 10:00 A.M. San Antonio time to be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas, and at any adjournment thereof.

          The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy material to the beneficial owners. The Company has also engaged the firm of The Altman Group to assist in the distribution and solicitation of proxies in person or by use of telephone, facsimile, or other electronic means and estimates a cost of $6,000 for these services. Solicitations may further be made by officers, directors and regular employees of the Company, without additional compensation.

          Any shareholder giving a proxy for the Meeting has the power to revoke it at any time prior to its use at the meeting. You may do so by (a) signing another proxy with a later date and returning it to us prior to the meeting, (b) voting again by telephone or over the Internet prior to 12:01 A.M. EST on May 13, 2005, or (c) voting again at the meeting. The approximate date on which this Proxy Statement and the accompanying form of the proxy are first sent or given to security holders is April 15, 2005. In addition to this Proxy Statement, the Company is pleased to enclose a copy of its 2004 Annual Report for the year ended December 31, 2004.

PURPOSE OF MEETING

          At the Meeting, action will be taken: (1) to elect two Class A directors to hold office until 2008 or until their successors have been duly elected and qualified; (2) to approve the adoption of the Company's 2005 Stock Incentive Plan; (3) to ratify the appointment of Akin, Doherty, Klein & Feuge, P.C. certified public accountants, as independent auditors of the Company and its subsidiaries for the calendar year ending December 31, 2005; and (4) to transact any other business that may properly come before the Meeting. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

OUTSTANDING SHARES, QUORUM AND VOTING RIGHTS

          Only holders of record of Common Stock of the Company at the close of business on April 1, 2005, shall be entitled to notice of and to vote at the Meeting. As of the close of business on April 1, 2005, there were 28,010,563 shares of Common Stock outstanding and entitled to be voted. Each share outstanding entitles the holder thereof to one vote for each available position as director.

          One-half of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Meeting. However, if a quorum is not represented at the Meeting, the shareholders entitled to vote at the meeting, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting.

          Each share of Common Stock may be voted to elect up to two individuals (the number of Class A directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that unless authorization to vote for one or more nominees for director is withheld, proxies will be voted for the election of all of the nominees named in this Proxy Statement.

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          Votes cast by proxy or in person will be counted by one or more persons appointed by the Company to act as inspectors (the "Election Inspectors") for the Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and for determining the outcome of any matter submitted to the shareholders for a vote. Under Delaware law, in an election of directors, the candidate for each director's position having the highest number of votes cast in favor of his or her election is elected as director. As to the ratification of the Company's auditors, Delaware law provides that an action of shareholders is approved if it receives the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. Thus abstention and broker non-votes generally would have no effect on any vote.

          Broker non-votes occur when a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though their shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

PROPOSAL I -- ELECTION OF DIRECTORS

          Effective in May 2000, the Board of Directors expanded the number of seats on the Board of Directors to six members. In the May 2001 Shareholders Meeting, a proposal was passed to amend the Company's Certificate of Incorporation establishing a classified board of directors. The classified board provisions divided the Board into three classes of directors, Classes A, B and C, with each class of equal number. Each class of Directors serves a three-year term in office, on a staggered basis. If any director resigns, dies or is otherwise unable to serve, the Board of Directors may fill the vacancy for the unexpired term. Each of the current nominees has consented to serve as a Class A director, and if elected, will serve until the annual meeting of shareholders in 2008. Effective in August 2003 the Board of Directors expanded the number of seats on the Board of Directors to seven members by the addition of a Class D (Series B Preferred) Director position, pursuant to the issuance of Redeemable Preferred Stock, Series B and certain covenants therein. The Preferred Director position will exist so long as any shares of the Series B Preferred stock are outstanding. The named Preferred Director is elected by the vote of a majority of the holders of Series B Preferred stock and has such voting rights and powers as are detailed in the Certificate of Designation of Redeemable Preferred Stock, Series B, a copy of which has been filed with the Securities and Exchange Commission, is available on the Company's website at www.txco.com and is incorporated by reference herein. The proxies named in the accompanying proxy have been designated by the Board of Directors and they intend to vote for the following nominees for election as Class A directors, unless otherwise instructed in such proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event any nominee shall become unavailable for election, the proxies named in the accompanying proxy intend to vote for the election of a substitute nominee of their selection.

          The following table sets forth for each Class A nominee for election as a director and the continuing Class B, Class C and Class D Directors of the Company, his age, principal occupation, position with the Company and certain other information:

Age	Name and Principal Occupation	Dir. Since

NOMINEES FOR ELECTION:

74	Mr. Robert L. Foree, Jr. - Class A	1997

Mr. Foree has served as a Director since May 1997 and as a member of the Audit and Compensation Committees of the Board of Directors since June 1997. He has been a member of the Governance and Nominating Committee and served as its Chairman since its inception in May 2001. A geologist by training, he has been active for more than 47 years in the exploration and development of oil and gas properties. Since 1992, Mr. Foree has served as President of Foree Oil Company, a privately held Dallas, Texas, based independent oil and gas exploration and production company.

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48	Mr. Thomas H. Gose - Class A	1989

Mr. Gose has served as a Director of the Company since February 1989, as Secretary from 1992 through March 1997 and as Assistant Secretary from March 1997 until August 2002. He has been a member of the Governance and Nominating Committee since May 2001. Mr. Gose served as a member of the Audit Committee from May 2001 until 2002, and rejoined that Committee in February 2004. He served as President and Director of the Company's former subsidiary, ExproFuels, Inc. from 1994 through 1999. Since October 2000 he has served as President of NEOgas, Ltd. a Houston based subsidiary of NEOppg International Ltd. NEOgas develops and markets technologies to transport and deliver compressed natural gas to markets with stranded gas production or stranded customer bases. Mr. Gose formerly served as Director, CEO and President of Retamco Operating, Inc. (a large shareholder of the Company), its predecessors and affiliates, from 1987 through 1998. Thomas H. Gose is the son of Stephen M. Gose, Jr.

CONTINUING DIRECTORS:

74	Mr. Stephen M. Gose, Jr.- Class B	1984

Mr. Gose has served as Chairman of the Board of Directors of the Company since July 1984. He has been a member of the Compensation Committee since June 1997, served as its Chairman through April 1998 and was renamed as Chairman in February 2004. Mr. Gose was a member of the Audit Committee from June 1997 through May 2001 and served as its Chairman from June 1997 through April 1998. He has been a member of the Governance and Nominating Committee since its inception in May 2001. Mr. Gose served as a Director of the Company's former subsidiary, ExproFuels, Inc. from 1994 through 1999. A geologist by training, Mr. Gose has been active for more than 47 years in exploration and development of oil and gas properties, in real estate development and in ranching through the operations of Retamco Operating, Inc., its predecessors and affiliates.

58	Mr. Alan L. Edgar- Class B	2000

Mr. Edgar has served as a Director of the Company since May 2000, as a member of the Compensation Committee of the Board of Directors since that time and as the committee's Chairman from May 2001 until February 2004. He served as a member of the Audit Committee from May 2000 thru February 2004. Mr. Edgar has been a member of the Governance and Nominating Committee since its inception in May 2001. He has been involved in energy related investment banking and equity analysis for over 31 years. Since 1998, Mr. Edgar has served as President of Cochise Capital, Inc. a privately held Dallas, Texas based company specializing in exploration and production related mergers and acquisitions advisory and financing.

Previous public company mergers and acquisitions, investment banking and energy financing experience includes serving as Managing Director and Co-Head of the Energy Group of Donaldson, Lufkin & Jenrette Securities, Inc., from 1990 to 1997, as Managing Director of the Energy Group of Prudential-Bache Capital Funding from 1987 to 1990 and as Corporate and Research Director of Schneider, Bernet & Hickman, Inc. (Thompson, McKinnon) from 1972 through 1986.

60	Mr. Michael J. Pint - Class C	1997

Mr. Pint has served as a Director since May 1997. He has been a member of the Audit Committee of the Board of Directors since June 1997 and served as its Chairman since April 1998. Mr. Pint also serves as the Audit Committee Financial Expert, as defined by the SEC. Mr. Pint has been a member of the Compensation Committee since June 1997 and served as its Chairman from April 1998 through May 2001. He has been a member of the Governance and Nominating Committee since its inception in May 2001. Mr. Pint has more than 37 years banking experience, serving in the bank regulatory arena as well as in the capacity of chairman, president and director of 40 different banks and bank holding companies throughout the country. Previous bank regulatory and management positions include a four-year term as Commissioner of Banks of Minnesota and Chairman of the Minnesota Commerce Commission from 1979 to 1983 and Senior Vice-President and Chief Financial Officer of the Federal Reserve Bank of Minneapolis, Minnesota through 1983.

55	Mr. James E. Sigmon - Class C	1984

Mr. Sigmon has served as the Company's President and Chief Executive Officer since February 1985. He has been a Director of the Company since July 1984. He served as a Director of ExproFuels, Inc. through November 1998. As an engineer, Mr. Sigmon has been active for 32 years in the exploration and development of oil and gas properties. Prior to joining the Company, he served in the management of a private oil and gas exploration company active in drilling wells in South Texas.

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35	Mr. Charles W. Yates, III - Class D (Series B Preferred Director)	2003

Mr. Yates has served as a Director since August 2003. Mr. Yates joined Kayne Anderson Capital Advisors ("Kayne Anderson") in March 2001, where he is a Managing Director and is responsible for the origination and execution of private equity transactions in the energy industry. Previously, Mr. Yates joined Stephens, Inc., an integrated merchant and investment bank, in June 1994 where his final position was Senior Vice President and head of the Power Technology Group. Mr. Yates also serves on the Board of Directors for Crusader Energy Corporation.

          None of the nominees for director or executive officers of the Company has a family relationship with any of the other nominees for director or executive officers except that Stephen M. Gose, Jr. is the father of Thomas H. Gose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE
NOMINEES FOR ELECTION AS CLASS A DIRECTORS.

CORPORATE GOVERNANCE

          The Company has long believed that good corporate governance is important to assure that it is managed for the long-term benefit of its shareholders. The Board of Directors and Management are committed to good business practices, transparency in financial reporting and the highest level of corporate governance, integrity and ethics. During the past few years, the Board has been reviewing existing corporate governance policies and practices and comparing them to those suggested by various authorities in corporate governance and the practices of other public companies. It has reviewed the provisions of the Sarbanes-Oxley Act of 2002 ("SOX"), the rules of the Securities and Exchange Commission and the listing standards and rules of the Nasdaq Stock Market, and continues to monitor new developments in these areas.

          The Board of Directors has reaffirmed existing policies and voluntarily adopted new policies consistent with many of the new rules and listing standards in advance of their effective dates. In particular, the Company has:

-	A majority of independent directors
-	Continued its longstanding practice of frequent regular board meetings, typically holding 11 to 12 per year
-	An audit committee consisting solely of independent directors
-	An audit committee chair qualifying as an "Audit Committee Financial Expert" under the SEC rules
-	A formal audit committee charter revised subsequent to its original filing in April 2001
-	Exclusively empowered the audit committee to engage independent auditors and pre-approve non-audit services and to engage other outside advisors
-	Provided routine access by audit committee to independent auditors, legal counsel and all management and employee levels
-	Adopted a formal governance and nominating committee charter
-	Established regular practice of executive sessions comprised exclusively of independent directors
-	Adopted a formal Code of Ethical Conduct for Senior Officers and Financial Managers pursuant to Regulation S-K
-	Adopted a formal Code of Conduct applicable to all employees pursuant to new Nasdaq rules
-	Adopted a formal whistleblower protection policy
-	Adopted a formal complaint handling policy and toll free hotline regarding accounting practices
-	Expanded disclosures regarding critical accounting policies
-	Engaged Grant Thornton, LLP to assist management in the review, evaluation and documentation of the Company's significant internal controls pursuant to new Section 404 requirements
-	Completed the internal controls review and voluntarily implemented systems control improvements
-

In compliance with SOX Section 404, the Company's management and independent auditors have attested to, and certified its internal controls as effective in conjunction with the filing of the Company's Annual Report on Form 10-K filed March 16, 2005.

-	Engaged counsel to review and confirm the independence of qualifying directors
-	No history of personal loans to executive officers and directors

More information about the Company's Corporate Governance practices and procedures is available on the Company's website at www.txco.com.

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SHAREHOLDER COMMUNICATION WITH BOARD OF DIRECTORS

          The Board of Directors has established a process for securities holders to send communications, other than sales-related communications, to one or more of its members. Any such communications should be sent by letter addressed to the member or members of the Board to whom it is directed, care of the Corporate Secretary, The Exploration Company, 500 North Loop 1604 East, Suite 250, San Antonio, Texas 78232. All such communications will be forwarded to the Board member or members specified.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors of the Company held a total of 12 meetings during the calendar year ended December 31, 2004, and committees of the Board held meetings as follows: Audit Committee (nine times), Compensation Committee (nine times), Governance and Nominating Committee (seven times). All directors attended at least 97% of the regular meetings of the Board and Board committees of which they are members during the calendar year.

          The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. The Audit and Compensation Committees were established in May 1997. Members of the Audit Committee are all independent directors, according to Nasdaq definitions, and the Compensation Committee has a majority of independent directors. The functions of the Audit Committee, which is chaired by Michael J. Pint and includes Robert L. Foree, Jr. and Thomas H. Gose as members, are to engage the Company's independent accountants and to review with management and the independent accountants the Company's internal controls, financial statements, basic accounting and financial policies and practices, audit scope and competency of accounting personnel. Mr. Alan L. Edgar was formerly a member of the Audit Committee, but resigned from the committee in February 2004 in order to comply with the new "independent director" requirements under the latest SEC rules and guidelines and listing standards of the Nasdaq Stock Market.

          The functions of the Compensation Committee, chaired by Stephen M. Gose, Jr., with Robert L. Foree, Jr., Michael J. Pint and Alan L. Edgar as members, are to review and approve the compensation, stock options and employment benefits of all officers of the Company, to administer the Company's stock compensation plans, to fix the terms of other employee benefit arrangements and to make awards under such arrangements. None of the individuals serving on the Compensation Committee was an officer or employee of the Company during 2004, and all except Mr. Edgar were independent directors, within the meaning of the Securities Exchange Act of 1934 (the '34 Act) and its regulations. There were no interlocks within the meaning of the '34 Act.

          The Board established a Governance and Nominating Committee in May 2001. The committee is chaired by Robert L. Foree, Jr. and includes Stephen M. Gose, Jr., Michael J. Pint, Thomas H. Gose and Alan L. Edgar. All, except Mr. Edgar, were independent directors within the meaning of the '34 Act. The function of the Governance and Nominating Committee is to evaluate the performance of incumbent directors and to make recommendations to the board and shareholders concerning director nominees. The committee has adopted a formal Governance and Nominating Committee charter defining its purpose, membership requirements, authority and responsibility A copy of the charter is also available on the Company's website at www.txco.com. The committee will consider timely shareholder nominations for directors. Any such nomination, together with a written statement of the nominee's qualifications and consent to be considered as a nominee and to serve if elected, should be mailed to the Secretary of the Company no later than December 31, 2005, to be included in the proxy statement in connection with next year's Annual Meeting of Shareholders. The nomination should set forth as to each nominee whom the shareholder proposes to nominate for election or re-election as director the following:

a.	the name, age, business and residence addresses of the nominee;
b.	the principal occupation or employment of the nominee;
c.	the number of shares of common stock beneficially owned by the nominee; and
d.	any other information concerning the nominee that would be required to appear in a proxy statement for the election of such nominee under the rules of the SEC.

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     Mr. Edgar received payments in early 2004 related to investment advisory services in connection with a contract in place prior to his election to the Board. In September of 2004 the Board voted to extend the expiration date of certain warrants held by Mr. Edgar for an additional year. Compensation expense was recognized on the Company's income statement related to this extension. The Board has determined that these matters were not material and do not affect Mr. Edgar's judgment in carrying out his duties on the Compensation, and Governance and Nominating committees. The Board members believe that in light of Mr. Edgar's substantial industry experience, coupled with his prior service to the Company, it is in the best interest of the Company and its shareholders for Mr. Edgar to continue to serve on these committees. In accordance with the new Nasdaq rules he will be replaced on these committees within two years of the rule change.

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee of the Board of Directors has furnished the following report:  The Company's Board of Directors adopted an updated charter for the Audit Committee, a copy of which was filed as an exhibit to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2004. The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee, including the pre-approval of non-audit services by the company auditor. The Board has determined that each current member of this Committee is "independent" as defined in Rule 4200 (a) (15) of the NASD listing standards. The Board has determined that its Audit Committee Chairman, Mr. Michael J. Pint, qualifies as a Financial Expert under the applicable rules and has designated that he serve in that capacity for the Committee.

          As noted in the Audit Committee's charter, the Company's management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing the financial statements. The activities of the committee are in no way designed to supersede or alter those traditional responsibilities. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The Committee's role provides for the exclusive review and pre-approval of non-audit service by the independent auditors. To that end, the Committee has adopted specific procedures to assure compliance with applicable SEC rules and provisions, including: the requirement of periodic reports as to year to date fees and ongoing status of engagements; specific identification of prohibited services, specific advance notification, proposed project description, fee and time estimate and specific approval authorization procedures. The Committee Chair has the authority to pre-approve any non-audit services, subject to review by the full committee at its next regularly scheduled meeting.

           In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the December 31, 2004 financial statements and matters related to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee also discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee also engaged Grant Thornton, LLP to assist management in the review, evaluation and documentation of the Company's significant internal controls pursuant to Section 404 requirements. Based upon the Audit Committee's (i) review and discussions with management, Grant Thornton, LLP and the independent auditor, and (ii) review of the representations of management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC.

          The Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered the compatibility of non-audit services with the auditors' independence, and has discussed with the auditors the auditor's independence. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for 2004 for filing with the SEC. This report has been submitted by the members of The Exploration Company Audit Committee for 2004:

Michael J. Pint, Robert L. Foree, Jr., Thomas H. Gose

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the '34 Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.

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Auditor Independence

          The Audit Committee has chosen the firm of Akin, Doherty, Klein & Feuge, P.C. ("Akin Doherty") as independent auditors for the Company. Representatives of Akin Doherty are expected to be present, and be available to respond to appropriate questions, at the annual meeting. They have the opportunity to make a statement if they desire to do so; they have indicated that, as of this date, they do not.

Audit Fees: Akin Doherty's fees were $90,600 and $62,950 during 2004 and 2003 respectively, for its independent audit of our annual financial statements, and review of the financial statements contained in our quarterly reports on Form 10-Q. In addition, the services included the audit of the Company's internal controls.

Audit-Related Fees: Fees paid to Akin Doherty were $14,515 and $12,475 for 2004 and 2003, respectively, for its review of information related to stock offerings, registration statements and new accounting pronouncements.

Tax Fees: Fees paid to Akin Doherty were $15,410 and $15,700 for 2004 and 2003, respectively, for its professional services related to federal and state tax compliance, tax advice and tax planning.

All Other Fees: Fees paid to Akin Doherty were $800 for 2003, for its professional services related to research on proposed transactions, and other items. There were no fees for this type of service during 2004.

COMPENSATION OF DIRECTORS

          Members of the Board of Directors who serve as Executive Officers of the Company are not compensated for any services provided as a Director. Non-employee Directors of the Company receive an annual retainer fee of $15,000 per year upon election to the Board. Additionally, the non-employee directors are paid a fee of $1,000 plus reimbursement of related travel expenses for each board meeting attended. The chairman of the Audit Committee and the chairman of the Compensation Committee receive an additional $10,000 per year. Beginning in 1997, upon assuming Director status, new non-employee directors have been awarded options ("Directors Options") for the purchase of 75,000 shares of Company common stock at 110% of the stock's market value on the date of grant, with such options vesting in equal amounts over their first three years of service and a term of 10 years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following tables set forth the beneficial ownership of the Company's Common Stock, as of March 31, 2005, for certain beneficial owners and management. Each of the persons or entities listed has sole voting power and sole investment power with respect to the shares listed opposite his or its name.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information concerning all persons known to the Company to beneficially own five percent (5%) or more of its common stock as of March 31, 2005, including information filed pursuant to Rule 13d filings made available to the Company during the year.

Name and Address of Beneficial Owner		Number of Shares Beneficially Owned	Percent Owned

Wellington Management Co. LLP 75 State Street Boston, MA 02109-1809		3,041,600	10.7%

Kayne Anderson Energy Fund II, L.P. 1100 Louisiana, Ste. 4550 Houston, Texas 77002		1,866,666	6.58%

Stephen M. Gose, Jr. HCR Box 1010 Hwy 212 Roberts, Montana 59070	(1)	1,542,877	5.42%

(1)			Please see related footnotes in the Security Ownership of Directors and Executive Officers table that follows.

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SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth the number of shares of common stock beneficially owned as of March 31, 2005, by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Information provided is based on Forms 3, 4, 5, stock records of the Company and the Company's transfer agent.

	Name		Number of Shares Beneficially Owned	Percent Owned (1)

	Stephen M. Gose, Jr.	(3) (7)	1,542,877	5.42%
	Thomas H. Gose	(7) (8)	849,601	2.99%
	James E. Sigmon	(2)	774,400	2.66%
	Michael Pint	(4)	325,000	1.14%
	Alan L. Edgar	(5)	303,433	1.06%
	Robert L. Foree, Jr.	(4)	99,100	0.35%
	Charles W. Yates, III	(9)	1,891,666	6.66%
	James J. Bookout	(6)	12,500	0.04%
	P. Mark Stark	(6)	12,500	0.04%
	Roberto R. Thomae	(6)	175,000	0.61%
	Richard A. Sartor	(6)	55,000	0.19%
	All Directors and Executive Officers as a group		5,986,077	20.24%

(1)	Except as otherwise noted, the Company believes that each named individual has sole voting and investment power over the shares beneficially owned.
(2)

The number of shares beneficially owned by Mr. Sigmon includes 74,400 shares owned directly and 700,000 shares of the Company's Common Stock reserved for issuance through options issued under the Company's 1995 Flexible Incentive Plan. The expiry date on an option to purchase 100,000 shares was extended for one year to February 2006.

(3)	The number of shares beneficially owned by Mr. Stephen M. Gose, Jr. include his 100% interest, shared equally with his spouse, in 1,467,877 shares owned by Retamco Operating, Inc.
(4)

The number of shares beneficially owned by Mr. Pint and Mr. Foree each includes 75,000 shares of the Company's Common Stock reserved for issuance under non-qualified options issued to non-employee directors of the Company exercisable at March 31, 2005, plus 250,000 and 24,100 respectively, of directly owned shares.

(5)

The number of shares beneficially owned by Mr. Edgar includes: 95,100 shares owned directly; 133,333 shares of the Company's Common Stock reserved for issuance under warrants, granted in February 2000, for services rendered prior to his election as a director, the expiry date of which was extended for one year to February 2006: and 75,000 shares reserved for issuance under non-qualified options issued to non-employee directors of the Company exercisable at March 31, 2005.

(6)

The number of shares beneficially owned by Mr. Bookout, Mr. Stark, Mr. Thomae and Mr. Sartor represent shares of the Company's Common Stock reserved for issuance through options issued under the Company's 1995 Flexible Incentive Plan that are exercisable at March 31, 2005.

(7)

The number of shares beneficially owned by Mr. Stephen M. Gose, Jr. and Mr. Thomas H. Gose each includes 75,000 shares of the Company's common stock reserved for issuance under non-qualified options issued to non-employee directors of the Company exercisable at March 31, 2005.

(8)	The number of shares beneficially owned by Mr. Thomas H. Gose includes 774,601 shares owned directly.
(9)

Mr. Yates is considered a beneficial owner of the 1,866,666 shares held by his employer, Kayne Anderson. He does not have voting and investment power over these shares. Additionally, he beneficially owns 25,000 shares of the Company's Common Stock reserved for issuance under non-qualified options issued to non-employee directors of the Company exercisable at March 31, 2005.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

          Section 16(a) of the '34 Act requires that the Company's directors, executive officers, and persons who own more than ten percent (10%) of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors, and stockholders who own more than ten percent (10%) of the Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file. The company is required to report in this Proxy Statement any failure of its directors and officers and beneficial owners of more than ten percent (10%) of the Company's common stock to file by the relevant due date any of these reports during the Company's fiscal year. To the Company's knowledge, based on a review of such available reports, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors, and ten percent (10%) stockholders during 2004 were complied with.

8

EXECUTIVE OFFICERS

          The Executive Officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the Annual Meeting of Shareholders. The following table sets forth the names and ages of the Executive Officers of the Company and all positions held with the Company.

	Name	Age	Title

	James E. Sigmon	(1) 56	President and Chief Executive Officer Director

	James J. Bookout	(2) 43	Chief Operating Officer Vice-President

	P. Mark Stark	(3) 50	Chief Financial Officer Vice-President - Finance

	Roberto R. Thomae	(4) 54	Corporate Secretary Vice-President - Capital Markets

	Richard A. Sartor	(5) 52	Controller

(1)

Mr. Sigmon has served as the Company's President since February 1985. He has been a Director of the Company since July 1984. He served as a Director of ExproFuels, Inc. through November 1998. Mr. Sigmon has been active for 32 years in the exploration and development of oil and gas properties. Prior to joining the Company, Mr. Sigmon served in the management of a private oil and gas exploration company active in drilling oil and gas wells in South Texas. Mr. Sigmon received his Bachelor of Science degree in electrical engineering from the University of Texas at Arlington in 1971.

(2)

Mr. Bookout has served as Vice President and Chief Operating Officer of the Company since June 2003. He now directs all of the Company's exploration, drilling and production functions. He has over 20 years' experience in exploration and production operations, serving in operations positions with such firms as Pioneer Natural Resources USA Inc. (NYSE: PXD), Abraxas Petroleum Corp. (AMEX:ABP) as Senior Operations Engineer from 1997 until moving to Network International as Engineering/Marketing Manager in 1999, and Venus Exploration Inc. (OTC:VENX.PK) as Operations Manager from 2001 until joining TXCO in 2002 as Operations Manager. He received a Bachelor of Science degree in petroleum engineering from Texas A&M University in 1984.

(3)

Mr. Stark joined TXCO in June 2003 as Vice President, Treasurer and Chief Financial Officer. He now oversees the Company's accounting, finance and treasury functions. Mr. Stark has more than 26 years of corporate financial experience with an emphasis in the natural resources and agribusiness industries. From 1995 through 1998, Mr. Stark served as Chief Financial Officer for Dawson Production Services Inc. (NYSE:DPS) an oil field service company. From 1998 through 2000 he served as the CFO for Alamo Water Refiners, Inc., a privately held manufacturing and distribution company. Between, 2000 and 2002 Mr. Stark served as Chief Financial Officer for Venus Exploration, Inc., a publicly held exploration company. Prior to joining TXCO, Mr. Stark provided financial consulting and advisory services to a privately held distribution company. He received a Bachelor of Business Administration degree from the University of Texas at Austin in 1977 and a Master of Business Administration degree from Southern Methodist University in 1978.

(4)

Mr. Thomae was named Vice President of Capital Markets in June 2003 with responsibilities for the Company's financial markets and investment community contacts, investor relations and corporate communications. He continues to serve as Secretary since March 1997. He served as Chief Financial Officer, Treasurer and Vice President-Finance of the Company from September 1996 through June 2003. From September 1995 through September 1996 he was a consultant to the Company in a financial management capacity. From 1989 through 1995 Mr. Thomae was self-employed as a management consultant primarily involved in the development of domestic and international oil and gas exploration projects and the marketing of refined products. He received a Bachelor of Business Administration degree in accounting, with honors, from the University of Texas at Austin in 1974.

(5)

Mr. Sartor has served as Controller of the Company since April 1997. A Certified Public Accountant since 1980, Mr. Sartor operated a private practice from 1989 through March 1997. Mr. Sartor received a Bachelor of Business Administration degree from the University of Texas at Austin in 1974 and a Master of Business Administration degree from the University of Texas at San Antonio in 1990.

9
EXECUTIVE COMPENSATION

Report of the Compensation Committee and the Board of Directors

          The following report of the Board of Directors and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

Board Compensation Report on Executive Compensation

          The Compensation Committee of the Board of Directors reviews and approves the payment of compensation to all employees of the Company or its subsidiaries. The Committee consists of four members, all being independent directors, except for Mr. Alan L. Edgar. In addition, the Committee approves all incentive compensation plans including, without limitation, bonus plans, stock option plans and key employee compensation agreements. The Committee administers stock options granted under all stock compensation plans. The executive compensation policies and practices are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals. Compensation of the executive officers of the Company is primarily comprised of base salary, long-term equity incentives, and miscellaneous other fringe benefits. During 2003, the Company entered into Change in Control letter agreements with each of its employees. Certain payout-related terms in these agreements were amended during 2004. These agreements provide payment, to each employee, of two months' base pay for each year of service, with a minimum payout of six months salary, within one year after a change of control as defined in the agreements, or earlier in the event of the employees' dismissal or demotion. Payments to certain officers of TXCO are a multiple of their annual salary rather than fluctuating with their years of service.

Compensation Philosophy and Objectives

          Base Salary: The base salaries of the executive officers are established at levels deemed appropriate to attract and retain qualified executives who are instrumental in helping the Company achieve its business objectives. In establishing salaries, the Compensation Committee considers the recommendations of management, the amount and degree of responsibilities of the executive officers, the salaries of others similarly situated within the Company, the recent performance in the executive's areas of responsibility, and any changes in the cost-of-living. The Company also considers the competitiveness of the entire compensation package in determining the level of salaries. The salaries of the executive officers are reviewed annually and reflect the performances of the past year. As a result, the salaries received in 2004 reflected the individual performances in 2003 for officers with the Company during that year.

          Stock Option Plans: The 1995 Flexible Incentive Plan expires in April of 2005. See Proposal II for a discussion of the 2005 Stock Incentive Plan. Both plans were designed to align the long-term interests of key employees with shareholders. The Plans, in aggregate, set aside 10% of outstanding shares, currently 2,836,556 shares, of the Company's Common Stock to be available to be offered to employees of the Company as a long-term incentive. The exercise price of such options may not be less than 100% of the fair market value per share of the Common Stock on the date of the grant. The number of options granted to any individual is dependent on the individuals' level of responsibility and ability to influence the performance of the Company. The Compensation Committee administers all stock compensation plans.

          Fringe Benefits: From time to time, the Company makes available to employees and executives certain other fringe benefits. The Company may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual they are considered to be part of the individual's compensation package.

Executive Compensation

          In March, 2001, the base salary compensation of Mr. James E. Sigmon, the Chief Executive Officer ("CEO"), was increased to a minimum of $210,000 per year from the previous $175,000 per year subject to terms specified in an employment agreement with the Company, as amended in 1994. The Compensation Committee evaluates the CEO's contribution to the Company's long-term financial and non-financial objectives. In addition, the Committee evaluates the performance of the CEO based upon a variety of factors including the Company's earnings per share, enhancement of asset values and quality and the extent to which business plan goals are met or exceeded. The Committee does not assign relative weights to any of the foregoing factors, but instead makes a subjective determination based upon a consideration of all such factors. Mr. Sigmon's base salary compensation has not increased since March 2001.

10

          During 1998, the CEO was awarded non-qualified incentive stock options to purchase 600,000 shares at 110% of current market price at date of grant, under the terms of the 1995 Flexible Incentive Plan. The stock options vest and are exercisable in specified amounts upon the Company's common stock attaining the following price levels: 200,000 shares at $5.00, 100,000 shares at $7.50, 100,000 shares at $10.00, 100,000 shares at $12.50 and 100,000 shares at $15.00. During 2002, the $5.00 and $7.50 levels were achieved and those shares vested and became exercisable. During 1996, The Board of Directors granted to the CEO a one percent (1%) overriding royalty interest, effective September 1, 1996, under all oil and gas leases that the Company has acquired or acquires while the CEO continues to serve in that capacity, proportionately reduced to the Company's interest in such leases. Under the terms of the new Change of Control letter agreement entered into in 2003, and amended in 2004, Mr. Sigmon would receive three times his annual salary should a change of control, as defined in the agreement, occur.

          In summary, based on the performance of the Company during the past several years, and in light of their efforts put forth directing the Company, the Compensation Committee and the Board have determined that the compensation paid to the CEO, as described in the Summary Compensation Table below, as well as compensation paid to other Company officers, serve the best interests of the Company's Shareholders and continue to emphasize programs that they believe positively affect Shareholder value. This report is submitted by:

The Exploration Company Compensation Committee 2004 Members
Michael J. Pint, Stephen M. Gose, Jr., Robert L. Foree, Jr., Alan L. Edgar.

The Exploration Company Board of Directors 2004 Members
Stephen M. Gose, Jr., James E. Sigmon, Michael J. Pint, Robert L. Foree, Jr., Alan L. Edgar, Thomas H. Gose, Charles W. Yates, III.

          Comparative Performance Graph. The following graph compares the performance of the Company's common stock for the five-year period commencing December 31, 1999 to (i) the NASDAQ market composite index ("NASDAQ-US") and (ii) NASDAQ exploration and production companies comprised of approximately 30 active companies which trade on either the NASDAQ National Market System or the NASDAQ Small-Cap Market. The graph assumes that a $100 investment was made in the Company's common stock and each index on December 31, 1999, and that all dividends were reinvested. Also included are the respective investment returns based upon the stock and index values as of the end of each year during such five-year period. The information was provided by the Center for Research in Security Prices ("CRSP") of The University of Chicago Graduate School of Business. The index of exploration and production companies used includes all available NASDAQ stocks under SIC codes 1310-19 (companies engaged in oil and gas exploration and production operations) actively traded on NASDAQ during the comparative term. The list of comparative companies is available to shareholders directly from CRSP or may be obtained at no cost by contacting the Company and requesting the information.

	Date	Company Index	Market Index	Peer Index

	12/31/00	152	60	208
	12/31/01	109	48	156
	12/31/02	154	33	155
	12/31/03	315	49	273
	12/31/04	326	54	424

11
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

          Compensation Committee Interlocks and Insider Participation. There are no interlocks between the members of the Board of Directors and other corporations nor any material transactions between the Company and such members.

          Summary Compensation Information. The following table contains certain information for each of the calendar and fiscal years ended as indicated with respect to the chief executive officer and those executive officers of the Company as to whom the total annual salary and bonuses exceed $100,000:

SUMMARY COMPENSATION TABLE

	Year			Other Annual		All Other
	Ended	Salary	Bonus	Compensation		Compensation

James E. Sigmon	12/31/04	$210,000	$8,750	(1)	$510,940	$688
President & CEO	12/31/03	210,000	8,750	(1)	434,820	671
	12/31/02	210,000	8,750	(1)	265,354	393

Roberto R. Thomae	12/31/04	150,000	6,250		-0-	242
VP - Capital Markets &	12/31/03	150,000	6,250		-0-	235
Corporate Secretary	12/31/02	126,669	5,625		-0-	177

James J. Bookout	12/31/04	123,500	5,225		-0-	79
VP & COO	12/31/03	109,463	4,750		-0-	77

P. Mark Stark	12/31/04	130,000	5,500		-0-	130
VP & CFO	12/31/03	63,000	5,000		-0-	126

Richard A. Sartor	12/31/04	106,050	4,467		-0-	144
Controller	12/31/03	100,200	4,175		-0-	141
	12/31/02	88,051	3,875		-0-	102

(1) Represents income from overriding royalty interests in Company oil and gas properties.

12

OPTION GRANTS IN LAST FISCAL YEAR

% of Total Options
Granted to	Exercise	Grant Date
# Options	Employees	Price	Expiration	Value Per
Name	Granted	In Fiscal Year	Per Share	Date	Share (1)

James E. Sigmon	None	N/A	N/A	N/A	N/A
President & CEO

P. Mark Stark	25,000	12.7%	5.00	09/30/2014	$1.92
VP-Finance & CFO

James J. Bookout	25,000	12.7%	5.00	09/30/2014	$1.92
VP & COO

Roberto R. Thomae	None	N/A	N/A	N/A	N/A
VP - Capital Markets &
Corporate Secretary

Richard A. Sartor	10,000	5.1%	5.00	09/30/2014	$1.92
Controller

(1)

The fair value per share for all options granted, whether vested or not, was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted-average assumption: risk-free interest rate of 3.35%; dividend yield of 0%; volatility factors of the expected market price of the Company's common stock of 47% and a weighted-average expected life of the option of five years.

AGGREGATED OPTION ACTIVITY IN LAST FISCAL YEAR

Number of	Value of
# Shares	Value	Unexercised Options/SARs	Unexercised Options/SARs

Name	Exercised	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable (1)

James E. Sigmon(2)	N/A	N/A	400,000	300,000	$1,615,500	$1,258,500
P. Mark Stark	N/A	N/A	12,500	37,500	24,250	57,250
James J. Bookout	N/A	N/A	12,500	37,500	24,250	57,250
Roberto R. Thomae	N/A	N/A	175,000	N/A	696,250	-
Richard A. Sartor	N/A	N/A	55,000	15,000	198,575	22,900

(1)	Value of unexercised options calculated as the difference in the stock price at period end and the option price.
(2)

400,000 of Mr. Sigmon's unexercised options were exercisable as of December 31, 2004, and the remaining 300,000 options vest and are exercisable in specified amounts upon the Company's common stock attaining the following price levels: 100,000 shares at $10.00; 100,000 shares at $12.50 and 100,000 shares at $15.00. Included in the exercisable column is an option to purchase 100,000 shares at $2.75 per share for which the expiry date was extended one year to February 10, 2006.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)

(a)	(b)	(c)
Equity compensation plans approved by security holders	1,815,500	$2.99	812,556
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,815,500	$2.99	812,556

13

Employment Agreement. In March 2001, the Company amended an employment agreement with its President, Mr. James E. Sigmon, which set his salary at a minimum of $210,000 annually. During fiscal 2000, Mr. Sigmon's salary was $175,000. In 1996, under the terms of the employment agreement, Mr. Sigmon was granted a one percent (1%) overriding royalty interest in all oil and gas leases acquired by the Company during his term as President, proportionately reduced to the Company's interest in such leases. Mr. Sigmon's Employment Agreement is terminable upon 90 days notice but his right to the overriding royalty interest is vested and cannot be terminated. Under the terms of the Change of Control letter agreement, Mr. Sigmon would receive three times his annual salary should a change of control, as defined in the agreement, occur.

Certain Relationships And Related Transactions. During January and February 2004, certain investors exercised their warrants to purchase a total of 1,238,096 shares of the Company's common stock at $3.00 per share. Pursuant to the terms of his investment banking advisory agreement entered into in 2000, upon closing of the sale, Mr. Alan L. Edgar received an advisory fee totaling $223,000. Mr. Edgar is a member of the Board of directors and has served on the Compensation, Audit, and Governance and Nominating Committees. In September of 2004, the Board of Directors voted to extend the expiration date by one year for warrants held by Mr. Edgar to purchase 133,333 shares of the Company's common stock. These warrants were issued in 2000 in connection with the private placement of Company stock, and as provided in the investment banking advisory agreement mentioned above.

PROPOSAL II -- ADOPTION OF THE COMPANY'S 2005 STOCK INCENTIVE PLAN

General.    Our Board of Directors, subject to shareholder approval, adopted the 2005 Stock Incentive Plan (the "2005 Plan"), which authorizes the granting of restricted stock, incentive stock options and nonqualified stock options to employees and to directors. The Company's prior plan, the 1995 Flexible Incentive Plan, expires in April of 2005. The 2005 Plan will provide the Company with the continuing ability to give employees and directors the opportunity to invest in and hold the common stock of the Company on a tax-advantaged basis. The Board continues to believe that employee and director ownership in the Company best aligns their interests with its shareholders. With the approval of the 2005 Plan, there will be no increase in the number of authorized common shares that could be issued over the level previously approved by shareholders under the 1995 Flexible Incentive Plan. Therefore, there will be no increase in potential voting dilution over current levels. The 2005 Plan allows for the future award of a maximum number of shares limited to 10% of the total number of then issued and outstanding shares of common stock for issuance, reduced by shares issued under, and outstanding grants issued under the 1995 Flexible Incentive Plan. This amounts to 848,056 shares currently, or 2,836,556 less 173,000 shares issued and 1,815,500 options outstanding, and equals approximately 3.3% of our fully diluted common shares. This assumes the issuance of shares pursuant to outstanding stock options and options available for grant under our stock option plans. A description of the 2005 Plan appears below and a copy of the 2005 Plan is attached to this Proxy Statement as Appendix A. The description below is qualified in its entirety by reference to the complete text of the 2005 Plan.

Purpose of the 2005 Plan.    The purpose of the 2005 Plan is to create incentives which are designed to motivate employees and non-employee directors to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company's success. Toward these objectives, the 2005 Plan provides for the granting of restricted stock, stock options intended to qualify as incentive stock options pursuant to Section 422 of the Internal Revenue Code (the "Code") and nonqualified stock options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. Restricted stock is common stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. All shares subject to the 2005 Plan will be registered at the Company's expense under the Securities Act of 1933, as amended, and listed on the NASDAQ Small-Cap Market Exchange.

Plan Administration.    The Compensation Committee of the Board of Directors, consisting of at least two directors designated by the Board of Directors, will administer the 2005 Plan with respect to all participants, including the grant of options and restricted stock awards. The Compensation Committee will consist entirely of individuals who meet the definition of "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934.

Messrs. Stephen M. Gose, Jr., Michael J. Pint, Robert L. Foree, Jr. and Alan L. Edgar currently serve as the Compensation Committee. Hereafter, when we use the term "Committee", we mean the Compensation Committee.

The Committee is authorized and has complete discretion to formulate policies, to establish rules and regulations for the administration of the 2005 Plan and to determine the terms of any options or restricted stock awards granted by the Committee under the 2005 Plan. Under the terms of the Plan, options issued under the Plan cannot be repriced. Subject to certain adjustment provisions, the Committee cannot grant options and restricted stock, in the aggregate, for more than two million shares of common stock to any participant in any calendar year.

14
Material Terms of Options and Restricted Stock

Exercise Price of Options.    The exercise price of stock options granted under the 2005 Plan may not be less than 100% of the fair market value of the shares underlying the options on the date of grant, or 110% of the fair market value of such shares in the case of an incentive stock option granted to a person who holds more than 10% of the combined voting power of the Company's outstanding securities. With respect to incentive stock options, the aggregate fair market value (determined as of the grant date) of the stock which a participant may first have the right to acquire pursuant to the exercise of any incentive stock options in any calendar year under all incentive stock options of the Company may not exceed $100,000. In the event options granted to a participant exceed the $100,000 annual limitation, the participant will be deemed to have been granted incentive stock options with respect to shares within the $100,000 limitation and nonqualified stock options with respect to shares which cause such limitation to be exceeded. The fair market value of shares of common stock is determined by reference to the reported closing price on the NASDAQ Small-Cap Market Exchange.

Option Period and Vesting.    The maximum period for exercise of an option will be established by the Committee at the date of grant, but the option period may not be more than 10 years from the date of grant (or five years in the case of incentive stock options granted to an optionee who holds more than 10% of the combined voting power of the Company's outstanding securities). An option may be exercised only to the extent that the option is vested in accordance with a schedule determined by the Committee in its sole discretion. To the extent exercisable, options granted under the 2005 Plan may be exercised by the optionee during his or her employment, or the term of each member of the Board of Directors, and within such period after termination of employment, or board term, as the Committee determines. The Committee has discretion to accelerate the vesting of unvested options in the case of termination of employment, or board term, of an optionee.

Restricted Stock Vesting.    Restricted stock issued under the 2005 Plan will vest in accordance with a schedule or achievement of certain performance or other criteria as determined by the Committee in its sole discretion. The Committee has the discretion to accelerate the vesting of unvested restricted stock in the case of termination of employment or board term, to waive vesting conditions under certain circumstances and to grant a holder of restricted stock the right to vote such shares and to receive dividends.

Payment of Exercise Price and Withholding Taxes.    Upon the exercise of an option under the 2005 Plan, the option price and any required state and federal withholding taxes must be paid in full. The optionee may pay the exercise price of an option in cash, by tendering, either by actual delivery of shares or by attestation, shares of common stock acceptable to the Committee and valued at fair market value as of the day of exercise, or by using any combination of cash and common stock. In addition, the 2005 Plan permits an optionee to pay the exercise price by permitting an optionee in conjunction with a broker-dealer to exercise an option, sell the shares and pay the exercise price, and any applicable withholding taxes, to the Company through procedures approved by the Committee. State and federal withholding taxes are payable upon the vesting of restricted stock awarded under the 2005 Plan (or the date of grant of a restricted stock award if an election under Section 83(b) of the Code has been filed). All withholding taxes must be paid in cash unless the Committee, in its discretion, allows a participant to pay withholding taxes on restricted stock by directing the Company to withhold from the shares awarded the number of shares having a fair market value on the date of vesting equal to the amount of required withholding taxes.

Transferability. Options are not transferable except by will or by the laws of descent and distribution. Restricted stock is not transferable during the restriction period.

Adjustments.    The 2005 Plan provides for appropriate adjustments in the event of a merger, consolidation, recapitalization, stock split, combination of shares, stock dividend or similar transaction involving the Company.

Acceleration Upon Corporate Event.    Upon dissolution or liquidation of the Company, or if the Company merges into, consolidates with, or sells or otherwise transfers all or substantially all of its assets to another corporation and no provision is made for the assumption or substitution of outstanding restricted stock and options by the surviving, resulting or acquiring corporation, each outstanding option will terminate, but the optionee will have the right, immediately prior to such transaction, to exercise his or her option, to the extent not previously exercised, without regard to any vesting provisions and all restricted stock will become 100% vested. The 2005 Plan also provides that the Committee may, in its discretion, provide for certain payments to be made by the Company to a participant in the event acceleration of the vesting of restricted stock and options is considered a payment subject to the excise tax imposed under Section 4999 of the Code. In addition, unvested restricted stock and options will become immediately vested and exercisable upon the occurrence of a change of control as defined in the 2005 Plan.

15

Termination and Amendment.    The 2005 Plan provides for termination at midnight, April 28, 2015 but will continue with respect to unvested restricted stock and outstanding options as of the time of termination. Prior to such time, the 2005 Plan may be earlier terminated or amended by the Board of Directors. Shareholder approval is required for any amendment to the 2005 Plan which relates to incentive stock options and for which Section 422 of the Code requires shareholder approval. Shareholder approval is also required for any other amendment which, in the opinion of counsel, another law or regulation or a stock exchange rule requires shareholder approval.

Participants.    As of March 31, 2005, the Company had approximately 48 employees, five of whom are executive officers, and six non-employee directors who were eligible to participate in the 2005 Plan. The Committee determines from time to time those persons who are to be granted options and restricted stock under the 2005 Plan, taking into account the duties of the respective participants, their present and potential contributions to the success of the Company and such other factors as the Committee deems relevant. Since no decisions have been made with respect to the grants of any restricted stock or options under the 2005 Plan, it is not possible to determine the future benefits or dollar amounts to be received by either the named executive officers or other employees or directors of the Company under the 2005 Plan.

Federal Income Tax Consequences.    Under current federal tax law, the following are the United States federal income tax consequences generally arising with respect to restricted stock awards and options granted under the 2005 Plan. The discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions which may occur.

Absent the filing of a Section 83(b) election with the Internal Revenue Service, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a restricted stock award. Upon the vesting of the restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock on the vesting date. Income recognized upon the vesting of restricted stock, by a participant, will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. Restricted stock awards provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The adjusted basis of common stock is equal to any income recognized by the participant. If a participant thereafter sells the common stock, any amount realized over(under) the adjusted basis of the common stock will constitute capital gain(loss) to the participant for U.S. federal income tax purposes. If a participant forfeits restricted stock prior to its vesting, the participant will not recognize gain or loss as a result of such forfeiture.

Upon the grant of a restricted stock award, the participant may file an election under Section 83(b) of the Code to accelerate the recognition of ordinary income to the grant date of the award. Such ordinary income is equal to the fair market value of the common stock on the grant date and is considered compensation subject to withholding for employees. If a participant subsequently forfeits the stock or the stock depreciates in value after a Section 83(b) election is filed, the participant will not be eligible for capital loss treatment with respect to the stock.

No tax consequences attend the grant or timely exercise of an incentive stock option. If a participant holds the common stock acquired for at least one year after exercise of an option and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the common stock equal to the difference between the amount realized on the sale and the exercise price. If the common stock is not held for the required period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price, up to the amount of the gain on disposition. Any additional gain realized by the participant upon disposition will be capital gain. The excess of the fair market value of common stock received upon the exercise of an incentive stock option over the option price for the common stock is an item of adjustment for the participant for purposes of the alternative minimum tax. Expense deductions for incentive stock options are not allowed by the Company, unless the participant recognizes ordinary income.

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Generally, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the amount of the exercise price. Income recognized, by a participant, upon the exercise of a nonqualified stock option will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. Nonqualified stock options provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The adjusted basis of common stock transferred to a participant pursuant to the exercise of a nonqualified stock option is the price paid for the common stock plus an amount equal to any income recognized by the participant as a result of the exercise of the option. If a participant thereafter sells common stock acquired upon exercise of a nonqualified stock option, any amount realized over(under) the adjusted basis of the common stock will constitute capital gain(loss) to the participant for U.S. federal income tax purposes.

If a participant surrenders common stock which the participant already owns as payment for the exercise price of a stock option, the participant will not recognize gain or loss as a result of such surrender. The number of shares received upon exercise of the option equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. The holding period for such shares will include the holding period for the shares surrendered. The remaining shares received will have a basis equal to the amount of income the participant recognizes upon receipt of such shares. The participant's holding period for such shares will commence on the day after such exercise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE

ADOPTION OF THE COMPANY'S 2005 STOCK OPTION PLAN. The affirmative vote of the holders of a majority of the shares of common stock present at the Meeting, in person or by proxy, is required for adoption of the 2005 Plan.

PROPOSAL III -- RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors has appointed Akin, Doherty, Klein & Feuge, P.C. ("Akin Doherty") as independent certified public accountants for the Company for calendar year 2004. Akin Doherty has acted in the same capacity since 1995.

          A representative of Akin Doherty is expected to attend the Meeting, will have the opportunity to make a statement if he decides to do so, and will be available to answer questions. Although law does not require the submission of this matter to the shareholders, the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the shareholders. Ratification will require the affirmative vote of the majority of the shares of Common Stock represented at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
RATIFICATION OF THE AUDITORS.

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SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

          It is anticipated that the 2006 Annual Meeting of Shareholders will be held on April 28, 2006. Proposals of shareholders intended to be presented at the 2006 Annual Meeting must be received in writing by the Secretary of the Company at its principal offices, 500 North Loop 1604 East, Suite 250, San Antonio, Texas, 78232, not earlier than January 30, 2006 nor later than March 1, 2006.

OTHER MATTERS

          No other business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies in the accompanying proxy will vote or refrain from voting for other persons in their place in what they consider the best interests of the Company.

The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Roberto R. Thomae

Corporate Secretary and
Vice President - Capital Markets

April 15, 2005
San Antonio, Texas

          STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OWNED, TO VOTE BY TELEPHONE, INTERNET OR TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS GREATLY APPRECIATED.

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APPENDIX A

2005 STOCK INCENTIVE PLAN

The Exploration Company of Delaware, Inc.

2005 STOCK INCENTIVE PLAN

THE EXPLORATION COMPANY OF DELAWARE, INC.
2005 STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE

Section 1.1    Purpose.    This 2005 Stock Incentive Plan is established by The Exploration Company of Delaware, Inc. (the "Company") to create incentives which are designed to motivate Employees, Consultants and Directors to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company's success. Toward these objectives, the Plan provides for the granting of Options and Restricted Stock Awards to Employees, Consultants and Directors on the terms and subject to the conditions set forth in the Plan. The Plan is designed to align the interests of participants with those of shareholders through the use of stock-based incentives.

Section 1.2    Establishment.    The Plan is effective as of April 29, 2005 and for a period of 10 years from such date. The Plan will terminate on April 28, 2015; however, it will continue in effect until all matters relating to the exercise of Options, distribution of Awards and administration of the Plan have been settled.

Section 1.3    Number of Shares Available For Grant.    Subject to the limitations and adjustments set forth in this Plan, the maximum number of Shares that may be issued with respect to future Awards under this Plan shall be ten percent (10%) of the total number of then issued and outstanding Shares (rounded downward, if necessary, to eliminate fractional shares) of Company, reduced by shares issued under, and outstanding grants issued under the 1995 Flexible Incentive Plan. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company. At Plan inception, 828,056 shares registered and still available under the 1995 Flexible Incentive Plan are transferred to this Plan, as well as 20,000 shares available under that Plan but not yet registered.

Section 1.4    Shareholder Approval.    The Plan shall be subject to Shareholder Approval, which must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such Shareholder Approval, Awards under the Plan may be granted, but Options may not be exercised nor may Restricted Stock Awards vest prior to receipt of such Shareholder Approval. In the event such Shareholder Approval is not obtained within such twelve-month period, all such Awards shall be void.

ARTICLE II
DEFINITIONS

Section 2.1    "Affiliated Entity" means any partnership or limited liability company in which a majority of voting power thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof.

Section 2.2    "Award" means, individually or collectively, any Option or Restricted Stock Award granted under the Plan to an Eligible Person by the applicable Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the applicable Committee may establish by the Award Agreement or otherwise.

Section 2.3    "Award Agreement" means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

Section 2.4 "Board" means the Board of Directors of the Company.

Section 2.5 "Change of Control" means, for Participants other than employees, the occurrence of any of the following:

(i)  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities

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of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"). For purposes of this paragraph 2.5 the following acquisitions by a Person will not constitute a Change of Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below;

(ii)  the individuals who, as of the date hereof, constitute the board of directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors. Any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board as of the date hereof, but any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board will not be deemed a member of the Incumbent Board as of the date hereof;

(iii)  the consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;

(iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

For employees, a Change of Control means the occurrence of any of the foregoing events or a change of control as defined in such employee's change of control agreement, in force at the time of determination.

Section 2.6    "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

Section 2.7 "Committee" has the meaning set forth in Section 3.1.

Section 2.8    "Common Stock" means the common stock, par value $.01 per share, of the Company and, after substitution, such other stock as shall be substituted therefor as provided in Article VII or Article IX of the Plan.

Section 2.9    "Compensation Committee" means a committee designated by the Board which will consist of not less than two members of the Board who meet the definition of "non-employee directors" pursuant to Rule 16b-3, or any successor rule, promulgated under Section 16 of the Exchange Act unless another committee is designated by the Board of Directors.

Section 2.10 "Consultant" means any person who is engaged by the Company, a Subsidiary or an Affiliated Entity to render consulting or advisory services.

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Section 2.11 "Date of Grant" means the date on which the grant of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

Section 2.12 "Director" means a non-employee member of the Company's Board of Directors.

Section 2.13 "Disability" has the meaning set forth in Section 22(e)(3) of the Code.

Section 2.14 "Eligible Person" means any Employee, Director or Consultant.

Section 2.15 "Employee" means any employee of the Company, a Subsidiary or an Affiliated Entity.

Section 2.16 "Employee Compensation Committee" means a committee designated by the Board which shall consist of not less than two members of the Board.

Section 2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

Section 2.18 "Executive Officer Participants" means Participants who are subject to the provisions of Section 16 of the Exchange Act with respect to the Common Stock.

Section 2.19    "Fair Market Value" means, as of any date, (i) if the principal market for the Common Stock is a national securities exchange or the Nasdaq stock market, the closing price of the Common Stock on that date on the principal exchange on which the Common Stock is then listed or admitted to trading; or (ii) if sale prices are not available or if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the Nasdaq stock market, the average of the highest bid and lowest asked prices for the Common Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service. If the day is not a business day, and as a result, clauses (i) and (ii) are inapplicable, the Fair Market Value of the Common Stock shall be determined as of the last preceding business day. If clauses (i) and (ii) are otherwise inapplicable, the Fair Market Value of the Common Stock shall be determined in good faith by the Committee.

Section 2.20 "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

Section 2.21 "Non-Executive Officer Participants" means Participants who are not subject to the provisions of Section 16 of the Exchange Act.

Section 2.22 "Nonqualified Stock Option" means an Option to purchase shares of Common Stock which is not an Incentive Stock Option within the meaning of Section 422(b) of the Code.

Section 2.23 "Option" means an Incentive Stock Option or Nonqualified Stock Option granted under Article V of the Plan.

Section 2.24 "Participant" means an Eligible Person to whom an Award has been granted by the Committee under the Plan.

Section 2.25 "Plan" means the The Exploration Company of Delaware, Inc. 2005 Stock Incentive Plan.

Section 2.26 "Restricted Stock Award" means an Award granted to an Eligible Person under Article VI of the Plan.

Section 2.27    "Shareholder Approval" means approval by the holders of a majority of the outstanding shares of Common Stock, present or represented and entitled to vote at a meeting called for such purposes.

Section 2.28 "Subsidiary" shall have the same meaning set forth in Section 424(f) of the Code.

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ARTICLE III
ADMINISTRATION

Section 3.1    Administration of the Plan; the Committee.    The Compensation Committee shall administer the Plan with respect to all Participants, including the grant of Awards. Although the Committee is generally responsible for the administration of the Plan, the Board in its sole discretion may take any action under the Plan that would otherwise be the responsibility of the Committee.

Unless otherwise provided in the bylaws of the Company or resolutions adopted from time to time by the Board establishing the Committee, the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present shall be the valid acts of the Committee. Any action which may be taken at a meeting of the Committee may be taken without a meeting if all the members of the Committee consent to the action in writing.

Subject to the provisions of the Plan and review by the Board, the Committee shall have exclusive power to:

(a) Select the Eligible Persons to participate in the Plan.

(b) Determine the time or times when Awards will be granted.

(c)  Determine the form of Award, whether an Incentive Stock Option, a Nonqualified Stock Option or a Restricted Stock Award, the number of shares of Common Stock subject to any Award, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration of the vesting or exercise of an Award under certain circumstances determined by the Committee. However, the Committee will not reprice outstanding Awards.

(d) Determine whether Awards will be granted singly or in combination.

(e) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

Section 3.2    Committee to Make Rules and Interpret Plan.    The Committee in its sole discretion shall have the authority, subject to the provisions of the Plan and review by the Board, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant hereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

ARTICLE IV
GRANT OF AWARDS

The Committee may, from time to time, grant Awards to one or more Participants, provided, however, that:

(a) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise shall be available again for grant under the Plan.

(b)  Common Stock delivered by the Company upon exercise of an Option or upon payment of an Award under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(c) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

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(d)  Subject to Article VII, the aggregate number of shares of Common Stock made subject to Options and Restricted Stock Awards granted to any Employee in any calendar year may not exceed two million shares.

ARTICLE V
STOCK OPTIONS

Section 5.1    Grant of Options.    The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to any Eligible Persons and Incentive Stock Options to Employees. Subject to the limitations of Section 5.2(e), these Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of Section 5.2.

Section 5.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a)  Exercise Price. As limited by Section 5.2(e) below, the Award Agreement for each Option shall state the exercise price set by the Committee on the Date of Grant. No Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

(b) Form of Payment. The payment of the exercise price of an Option shall be subject to the following:

(i) The full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise.

(ii)  The exercise price shall be payable in cash (including a check acceptable to the Committee, bank draft or money order) or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Committee and valued at Fair Market Value as of the day of exercise, or any combination thereof, as determined by the Committee.

(iii)  The Committee may permit an Option granted under the Plan to be exercised by a participant in conjunction with a broker-dealer acting on behalf of a Participant, such broker-dealer to remit the exercise price and any applicable withholding taxes directly to the Company, through procedures approved by the Committee.

(c)  Exercise of Options.    Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Agreement. Exercise of an Option shall be by written notice stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price. Upon the exercise of any Option, the Company shall issue and deliver to the Participant who exercised the Option a certificate representing the number of shares of Common Stock purchased thereby.

(d)  Other Terms and Conditions.    Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Company, a Subsidiary or Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) the maximum period that Participants will be allowed to be inactively employed or on a leave of absence before their vesting is suspended until they return to active employment; (v) conditions under which such Options or shares may be subject to forfeiture; (vi) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vii) the achievement by the Company of specified performance criteria; and (viii) protection of business matters.

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(e)  Special Restrictions Relating to Incentive Stock Options.    Options issued in the form of Incentive Stock Options shall only be granted to Employees of the Company or a Subsidiary and not to Employees of an Affiliated Entity unless such entity is classified as a "disregarded entity" of the Company or the applicable Subsidiary under the Code. In addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, Options issued in the form of Incentive Stock Options shall comply with the requirements of Section 422 of the Code (or any successor Section thereto), including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, the requirement that each Incentive Stock Option, unless sooner exercised, terminated or canceled, expire no later than 10 years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any Subsidiary) not exceed $100,000. Incentive Stock Options which are in excess of the applicable $100,000 limitation will be automatically recharacterized as Nonqualified Stock Options as provided under Section 5.3 of this Plan. No Incentive Stock Options shall be granted to any Employee if, immediately before the grant of an Incentive Stock Option, such Employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries (as determined in accordance with the stock attribution rules contained in Sections 422 and 424(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the Incentive Stock Option is granted, the exercise price is at least 110% of the Fair Market Value of the Common Stock subject to the Incentive Stock Option, and such Incentive Stock Option by its terms is exercisable no more than ten years from the date such Incentive Stock Option is granted.

(f) Application of Funds. The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options will be used for general corporate purposes.

(g)  Shareholder Rights.    No Participant shall have any rights as a shareholder with respect to any share of Common Stock subject to an Option prior to the purchase of such share of Common Stock by exercise of the Option.

Section 5.3    Options Not Qualifying as Incentive Stock Options.    With respect to all or any portion of any Option granted under this Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such Option shall be considered a Nonqualified Stock Option granted under this Plan for all purposes. Further, this Plan and any Incentive Stock Options granted hereunder shall be deemed to have incorporated by reference all the provisions and requirements of Section 422 of the Code (and the Treasury Regulations issued thereunder) necessary to ensure that all Incentive Stock Options granted hereunder shall be "incentive stock options" described in Section 422 of the Code. Further, in the event that the $100,000 limitation contained in Section 5.2(e) herein is exceeded in any Incentive Stock Option granted under this Plan, the portion of the Incentive Stock Option in excess of such limitation shall be treated as a Nonqualified Stock Option under this Plan subject to the terms and provisions of the applicable Award Agreement, except to the extent modified to reflect recharacterization of the Incentive Stock Option as a Nonqualified Stock Option.

Section 5.4 Restrictions on Assignment. Options are not transferable except as otherwise provided below:

(a) Incentive Stock Options. Incentive Stock Options may not be transferred other than by will or the laws of descent and distribution. Any attempted transfer, assignment, pledge, hypothecation or other disposition of, or the levy of execution, attachment or similar process upon, any Incentive Stock Option contrary to the provisions hereof shall be void and ineffective, shall give no right to any purported transferee, and may, at the sole discretion of the Committee, result in forfeiture of the Incentive Stock Option involved in such attempt.

(b) Nonqualified Stock Options. Nonqualified Stock Options may be transferred by the Participants to whom such Nonqualified Stock Options were granted without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

(i) The Participant's spouse, children or grandchildren, including adopted children and stepchildren (collectively, the "Immediate Family");

(ii) A trust solely for the benefit of the Participant and/or his or her Immediate Family; or

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(iii) A partnership, corporation or limited liability company whose only partners, members or shareholders are the Participant and his or her Immediate Family;

any Nonqualified Stock Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that (i) Permitted Transferees shall not be entitled to transfer any Nonqualified Stock Options, other than by will or the laws of descent and distribution, (ii) Permitted Transferees shall not be entitled to exercise any transferred Nonqualified Stock Options unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Nonqualified Stock Option if the Committee determines that such a registration statement is necessary or appropriate, (iii) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the original Participant under the Plan or otherwise, and (iv) the consequences of termination of the original Participant's employment by, or services to, the Company under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Permitted Transferee, following which the Nonqualified Stock Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1    Grant of Restricted Stock Awards.    The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to any Eligible Person. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates into escrow until the restrictions associated with such Award are satisfied, and by an Award Agreement setting forth the terms of such Restricted Stock Award.

Section 6.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a)  Restriction Period.    Each Restricted Stock Award shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period (a "Restriction Period"). The Committee shall determine the Restriction Period or Periods that shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. In addition to any time vesting conditions determined by the Committee, Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria based upon the Company's achievement of target levels of earnings per share, share price, net income, cash flows, reserve additions or replacements, production volume, finding and operating costs, drilling results, acquisitions and divestitures, risk management activities, return on equity, and/or total or comparative shareholder return, or other individual criteria as determined by the Committee. At the end of the Restriction Period, assuming the fulfillment of any other specified vesting conditions, the restrictions imposed by the Committee shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof.

(b)  Restrictions.    The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing the shares of Common Stock subject to the Restricted Stock Award to give appropriate notice of such restrictions.

(c)  Shareholder Rights.    During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a shareholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Common Stock subject to the Restricted Stock Award with respect to which they were paid.

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ARTICLE VII
STOCK ADJUSTMENTS

Subject to the provisions of Article IX of this Plan, in the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind or shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Section 1.3 hereof, and each share then subject or thereafter subject or which may become subject to Awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, in no such event will such adjustment result in a modification of any Award as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% of the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article VII and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article VII which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise or settlement of such Award.

No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

ARTICLE VIII
GENERAL

Section 8.1    Amendment or Termination of Plan.    The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, but may not adopt any amendment without Shareholder Approval if (i) the amendment relates to Incentive Stock Options and Section 422 of the Code requires Shareholder Approval of such amendment, or (ii) in the opinion of counsel to the Company, Shareholder Approval is required by any federal or state laws or regulations or the rules of any stock exchange on which the common stock may be listed.

Section 8.2    Acceleration of Awards on Death, Disability or Other Special Circumstance.    With respect to (i) a Participant who terminates employment due to a Disability, (ii) the personal representative of a deceased Participant, or (iii) any other Participant who terminates employment upon the occurrence of special circumstances (as determined by the Committee), the Committee, in its sole discretion, may permit the purchase of all or any part of the shares subject to any unvested Option or waive the vesting requirements of a Restricted Stock Award on the date of the Participant's termination of employment due to a Disability, death or special circumstances, or as the Committee otherwise so determines. With respect to Options which have already vested at the date of such termination or the vesting of which is accelerated by the Committee in accordance with the foregoing provision, the Participant or the personal representative of a deceased Participant shall have the right to exercise such vested Options within such period(s) as the Committee shall determine.

Section 8.3    Withholding Taxes.    A Participant must pay in cash to the Company the amount of taxes required to be withheld by law upon the exercise of an Option. Required withholding taxes associated with a Restricted Stock Award must also be paid in cash unless the Committee permits a Participant to pay the amount of taxes required by law to be withheld from a Restricted Stock Award by directing the Company to withhold from any Award the number of shares of Common Stock having a Fair Market Value on the date of vesting equal to the amount of required withholding taxes.

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Section 8.4    Certain Additional Payments by the Company.    The Committee may, in its sole discretion, provide in any Award Agreement for certain payments by the Company in the event that acceleration of vesting of any Award under the Plan is subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, interest and penalties, collectively, the "Excise Tax"). An Award Agreement may provide that the Participant shall be entitled to receive a payment (a "Gross-Up Payment") in an amount such that after payment by the Participant of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Participant retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such acceleration of vesting of any Award.

Section 8.5    Regulatory Approval and Listings.    The Company has transferred into this plan 828,056 shares of its common stock that were registered and still available under the predecessor plan, the 1995 Flexible Incentive Plan. The Company shall use its best efforts to file with the Securities and Exchange Commission within one year after the date this Plan is approved by the shareholders, and keep continuously effective and usable, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates representing shares of Common Stock evidencing Awards prior to:

(a)  the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

(b) the listing of such shares on any exchange on which the Common Stock may be listed; and

(c)  the completion of any registration or other qualification of such shares under any state or federal law or regulation of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

Section 8.6    Right to Continued Employment.    Participation in the Plan shall not give any Participant any right to remain in the employ of the Company, a Subsidiary or an Affiliated Entity. Further, the adoption of this Plan shall not be deemed to give any Employee, Director or Consultant or any other individual any right to be selected as a Participant or to be granted an Award.

Section 8.7    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than the Committee or Board member. In no event shall any person who is or shall have been a member of the Committee or the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Section 8.8    Construction.    The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 8.9 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable federal law.

ARTICLE IX
ACCELERATION OF AWARDS UPON CORPORATE EVENT

If the Company shall, pursuant to action by the Board, at any time propose to dissolve or liquidate or merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting or acquiring corporation of outstanding Options under the Plan, or for the substitution of new awards therefor, the Committee shall cause written notice of the proposed transaction to be given to each Participant no less than 40 days prior to the anticipated effective date of the proposed transaction, and the Participant's Award shall become 100% vested. Prior to a date specified in such notice, which shall be not more than 10 days prior to the anticipated effective date of the proposed transaction, each Participant shall have the right to exercise his or her Option to purchase any or all of the Common Stock then subject to such Option or to receive the shares subject to any unvested Restricted Stock Award, free of any restrictions. Each Participant, by so notifying the Company in writing, may, in exercising his or her Option, condition such exercise upon, and provide that such exercise shall become effective immediately prior to the consummation of the transaction, in which event such Participant need not make

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payment for the Common Stock to be purchased upon exercise of such Option until five days after receipt of written notice by the Company to such Participant that the transaction has been consummated. If the transaction is consummated, each Option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date such transaction is consummated. If the transaction is abandoned, (i) any Common Stock not purchased upon exercise of such Option shall continue to be available for purchase in accordance with the other provisions of the Plan and (ii) to the extent that any Option not exercised prior to such abandonment and any Restricted Stock Award shall have vested solely by operation of this Article IX, such vesting shall be deemed voided as of the time such acceleration otherwise occurred pursuant to Article IX, and the vesting schedule set forth in the Participant's Award Agreement shall be reinstituted as of the date of such abandonment.

Upon the occurrence of a Change of Control, in the event that the provisions of the foregoing paragraph are not already invoked, each Participant shall have the right to exercise his or her Option to purchase any or all of the Common Stock then subject to such Option or to receive the shares subject to any unvested Restricted Stock Award, free of any restrictions. Each Participant, by so notifying the Company in writing, may, in exercising his or her Option, condition such exercise upon, and provide that such exercise shall become effective immediately prior to the Change of Control, in which event such Participant need not make payment for the Common Stock to be purchased upon exercise of such Option until five days after receipt of written notice by the Company to such Participant that the Change of Control has occurred. If the Change of Control has occurred, each Option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date of such Change of Control. If the Change of Control is abandoned, (i) any Common Stock not purchased upon exercise of such Option shall continue to be available for purchase in accordance with the other provisions of the Plan and (ii) to the extent that any Option not exercised prior to such abandonment and any Restricted Stock Award shall have vested solely by operation of this Article IX, such vesting shall be deemed voided as of the time such acceleration otherwise occurred pursuant to Article IX, and the vesting schedule set forth in the Participant's Award Agreement shall be reinstituted as of the date of such abandonment.

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FRONT SIDE OF PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

THE EXPLORATION COMPANY OF DELAWARE, INC.

Stephen M. Gose, Jr., Michael J. Pint, Robert L. Foree, Jr., Alan L. Edgar, Thomas H. Gose, Charles W. Yates, III, and James E. Sigmon or any of them, with power of substitution of each, are hereby authorized to represent the undersigned at the Annual Meeting of Shareholders of The Exploration Company, to be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas, on Friday, May 13, 2005, at 10:00 A.M. and any adjournment thereof, and to vote the number of shares which the undersigned would be entitled to vote if personally present.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

UNLESS VOTING ELECTRONICALLY OR BY PHONE, PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

SEE REVERSE SIDE		SEE REVERSE SIDE

BACK SIDE OF PROXY CARD

[X] Please mark votes as in this example.

This proxy will be voted as you direct below. In the absence of such direction, it will be voted FOR all of the Directors and FOR each of the Proposals below.

1. To elect two nominees as Class A Directors:

Nominees: Mr. Robert L. Foree, Jr. and Mr. Thomas H. Gose

FOR [ ] WITHHELD [ ]

[ ] _______________________________________
For all nominees except as noted above

2. Proposal to approve the adoption of the 2005 Stock Incentive Plan

FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.     Proposal to Ratify the appointment of Akin, Doherty, Klein & Feuge, P.C. certified public accountants, as independent auditors for the Company and its subsidiaries for the calendar year ending December 31, 2005; and

FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. To transact any other business as properly may come before the meeting or any adjournment thereof.

PLEASE DO NOT FOLD OR MUTILATE THIS CARD.

NOTE: Please sign exactly as name appears. Joint owners should each sign. Executor, Administrator, or Guardian, please give full title as such. If signer is a corporation, please sign with the full corporation name by duly authorized officer or officers.

SIGNATURE:_______________________ DATE:___________________________

SIGNATURE:_______________________ DATE:___________________________